FIRST AMENDMENT TO THE AMENDED AND
RESTATED EMPLOYMENT AGREEMENT

    THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is entered into as of December 21, 2023 (the “Effective Date”), by and between Townsquare Media, Inc. (the “Company”), and Erik Hellum (“Executive”) (the Company and Executive are collectively referred to herein as the “Parties”).

    WHEREAS, the Parties entered into an Amended and Restated Employment Agreement, dated as of October 7, 2022 (the “Agreement”), setting forth the terms and conditions of Executive’s employment with the Company; and

WHEREAS, the Parties desire to amend the Agreement as hereinafter provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement hereby agree as follows:
1.Amendment. Section 3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“(a)    Base Salary. During the Employment Term, Executive shall be paid an annual base salary of $1,000,000 (“Base Salary”). The Base Salary shall be payable in accordance with the Company’s regular payroll practices as then in effect. During the Employment Term, the Base Salary shall be reviewed annually and may be adjusted at the discretion of the Compensation Committee of the Board (the “Committee”).”
2.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.
3.Confirmation of the Agreements; No Other Changes. Except as expressly amended by the terms hereof, the Agreement is hereby confirmed in all respects. Nothing herein shall be held to alter, vary, or otherwise affect the terms, conditions, and provision of the Agreement other than as contemplated herein. The Parties agree and acknowledge that the Agreement, as amended herein, shall continue in full force and effect in accordance with its terms and are hereby ratified in full.
4.Counterparts. Signatures to this Amendment may be delivered by facsimile transmission or email and such transmission shall be deemed an original. This Amendment may be executed in multiple counterparts, any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same instrument.
[Signatures appear on the following page.]

    IN WITNESS WHEREOF, each Party has duly executed and delivered this Amendment as of the Effective Date.

COMPANY:

Townsquare Media, Inc.

_______________________________________
By: B. James Ford
Title: Chair, Compensation Committee

EXECUTIVE:

_______________________________________
Erik Hellum

[Signature Page to First Amendment to Amended and Restated Employment Agreement]